UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 23, 2005

HENDRX CORP.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

Hendrik Tjandra Chief Executive Officer
3665 Ruffin Road, Suite 225, San Diego, California 92123
(Address of principal executive offices)

(888)583-7137
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   ITEM 5.02                                   Departure of Directors or Principal Officers; Election of Directors;Appointment
                                                        of Principal Officers

(b)     Effective October 23, 2005, the board of directors of Hendrx Corp. accepted the resignation of Mark Lambert, Hendrx Corp.‘s chief operating officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Hendrx Corp.

Signature                                                 Date

By: /s/ Cherry Cai                                      November 7, 2005

Name: Cherry Cai

Title: Chief Financial Officer and Principal Accounting Officer

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